SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: March 7, 2000
                        (Date of earliest event reported)


                        EGAIN COMMUNICATIONS CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           DELAWARE                     0-30260              77-0466366
-------------------------------   -----------------    -----------------------
  (State or Other Jurisdiction       (Commission         (I.R.S. Employer
       of Incorporation)              File Number)     Identification Number)


      455 W. MAUDE AVENUE, SUNNYVALE, CA                94086
---------------------------------------------      ----------------
  (Address of principal executive offices)            (Zip Code)

                                 (408) 733-7400
                        --------------------------------
                         (Registrant's telephone number,
                              including area code)

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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         This Item 7 amends and restates in its entirety the corresponding Item in the Registrant's Current Report on Form 8-K dated March 7, 2000.

          (a)      Financial Statements of Business Acquired.

                  The financial statements required by paragraph (a) of Item 7 of Form 8-K promulgated by the Commission pursuant to the Exchange Act are incorporated by reference from pages F-27 through F-34 of the Registrant's Form S-4, as filed with the Commission on April 14, 2000.

          (b)      Pro Forma Financial Information.

                  The financial statements required by paragraph (b) of Item 7 of Form 8-K promulgated by the Commission pursuant to the Exchange Act are incorporated by reference from pages 87 through 92 of the Registrant's Form S-4, as filed with the Commission on April 14, 2000.

          (c)      Exhibits.

                  23.1 Consent of PricewaterhouseCoopers LLP, independent accountants.

                                      -2-

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  May __, 2000

                                     eGAIN COMMUNICATIONS CORPORATION



                                     By       /s/ Ashutosh Roy
                                         _________________________________
                                                  Ashutosh Roy
                                             Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT NO.                        DESCRIPTION

 23.1 Consent of PricewaterhouseCoopers LLP, independent accountants.